                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 3, 2004 (August 30, 2004)
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                            ENERGY WEST, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

         MONTANA                        0-14183                    81-0141785
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(State or Other Jurisdiction           (Commission                 (IRS Employer
      of Incorporation)                File Number)              Identification No.)

1 First Avenue South, Great Falls, Montana                              59401
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(Address of Principal Executive Offices)                              (Zip Code)

                                  406-791-7500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below): ? Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ?
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12) ? Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ? Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As of August 30, 2004, Energy West, Incorporated (the "Company") entered into a waiver and amendment to its existing credit facility (the "Credit Agreement")
with certain lenders and LaSalle Bank National Association, as agent for such lenders, whereby the lenders waived certain events of default relating to (i)
the Company's failure to comply with the Interest Coverage Ratio (as defined in the Credit Agreement) and the Total Debt to Capital Ratio (as defined in the
Credit Agreement), each as of June 30, 2004, and (ii) a shareholder's acquisition of more than 15% of the outstanding securities of the Company. The amendment also increases the Total Debt to Capital Ratio from 0.65 to 0.70 and modifies the Interest Coverage Ratio by allowing costs associated with adopting a shareholder rights plan to be added back when computing EBITDA (as defined in the Credit Agreement). The foregoing is a summary of the waiver and amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits

         (c) EXHIBITS. The following exhibits are filed herewith:

          10.1 Waiver and First Amendment to Amended and Restated Credit
               Agreement dated as of August 30, 2004 by and among the Company, various financial institutions and LaSalle Bank National
               Association.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  September 3, 2004

                                         ENERGY WEST, INCORPORATED

                                         By:   /s/ John Allen
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                                             Name: John Allen
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                                             Title: Senior Vice President and
                                                    General Counsel